Investor Presentation & Company Overview September 2019

Cautionary Statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward- looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net Sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis) to help us describe our operating and financial performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt, Adjusted Net Income Per Share, and Leverage ratio, as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, Adjusted EBITDA Margin, Adjusted Net Income Per Share to Net Income Per Share, net debt to total debt, and Leverage Ratio. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters end on the last Friday in December, March and June. Any information contained in the following slides that has been previously publicly presented by Atkore speaks as of the date that it was originally presented, as indicated. Atkore is not updating or affirming any of such information as of today’s date. The provision of this information shall not imply that the information has not changed since it was originally presented. 2

Electrical industry leader with strong financial performance

- #1 or #2 market positions in most of our product categories
- Offer must-stock products to distribution and OEM customers via single integrated platform
- Established reputation as an industry leader in quality, availability, delivery, value and innovation
- Organized into two complementary segments: Electrical Raceway and Mechanical Products & Solutions ("MP&S")
- U.S.-centric player with large addressable market and close adjacent opportunities

Net sales breakdown


By reportable segment
Mechanical Products & Solutions 26%
Electrical Raceway 74%
By end market
U.S. Construction - New 53%
U.S. Construction - R&R 16%
OEM 16%
Int'l 9%
Other 6%

FY 2018 net sales: $1,835M

Financial performance (Adjusted EBITDA)


($M)
+18% CAGR
164
235
228
272
307
FY2015
FY2016
FY2017
FY2018
TTM Jun 2019

Addressable market opportunity


Electrical Raceway
$84 Billion
U.S. electrical products market
$14 Billion
Electrical raceway market
$1.3B
Mechanical Products & Solutions
$3.8 Billion
U.S. mechanical products & solutions market
$500M

atkore INTERNATIONAL

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Performance driven by the Atkore Business System Strategy ■ Market Intelligence, Benchmarking and VOC Analysis ■ Market-based Evergreen Strategy ■ Dynamic Portfolio Management ■ Dynamic Product Management ■ Active Account and Channel Strategy ■ Culture of Customer Centric Innovation People Process ■ Engagement and Alignment ■ Continuous Improvement ■ Communication Methodologies ■ Workforce Planning and Talent ■ Visual Workplace and Lean Daily Acquisition Management ■ Performance Management ■ Built in Quality ■ Leadership Development ■ Information and Material Flow ■ Aligned Incentives and ■ Equipment Availability and Compensation Reliability ■ Recognition ■ Commercial Processes 4

We manufacture products that are all around you every day Wire Basket Cable Tray Armored Cable Cable Electrical Raceway Tray and Fittings: Conduit & Ladder Cable Electrical Metal Electrical Prefabrication Conduit Metal Specialty Electrical Framing & Conduit: Stainless Fittings Steel, PVC-Coated & Aluminum Flexible Electrical Conduit PVC Trunking and Liquidtight Conduit PVC Electrical Industrial Flexible Conduit & Fittings Electrical Conduit 5

Strong brands and leading market positions

Leading market positions in each of our major lines of business

Segment	Line of business		Rank	Brand		Market share[1]
Electrical Raceway	Steel Conduit		#2	allied TUBE & CONDUIT		~35%
Electrical Raceway	PVC Conduit		#1	HeritagePlastics		~35%
Electrical Raceway	Armored Cable		#2	AFC CABLE SYSTEMS		~33%
Mechanical Products & Solutions	In-line Galvanized Mechanical Tube		#1	allied TUBE & CONDUIT		~80%
Mechanical Products & Solutions	Metal Framing and Related Fittings		#2	UNISTRUT, POWER-STRUT		~20%

[1] Management estimates based on market data and industry knowledge. Market share is based on U.S. Adjusted net sales relative to the estimated U.S. addressable market size.

atkore INTERNATIONAL

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Excellent value proposition with a compelling portfolio Value proposition Blue chip customer base Global Electrical Distributors Independent Electrical Distributors ■ Brands and reputation Industrial Distributors ■ Product breadth & Big Box Retail ■ Bundling, co-loading and value-add advantages ■ Quality, availability, delivery and service 7

Balanced and disciplined capital deployment approach

Disciplined approach to capital deployment

Manage Leverage	Reinvest in the Business	Mergers & Acquisitions	Return Cash to Stockholders
Target ~2x times for Net Debt to TTM EBITDA	Maintain and grow the business with smart investments	Structured approach; focused on bolt-on targets	$50M in stock buyback authorization remaining as of June 29, 2019

Select uses of cash – Q1 FY2017 to Q3 FY2019

- Generated $388M in cash flow from operating activities during the period
- Issued $925M in long-term debt
- Balanced ~$1.5B in spending across debt repayment, capital projects, bolt-on acquisitions and stock buybacks

Debt repaid	Capex	M&A	Stock repurchases	
$676M	$85M	$271M	$450M	$1,482M

atkore INTERNATIONAL

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Solid track record of M&A success Portfolio changes – 2012 to 2019 Added over $400 million in profitable proforma revenue + Built PVC business – acquired Heritage Plastics, Ridgeline Pipe Manufacturing and American Pipe & Plastics + Enhanced size and scale in PVC and Metal Conduit – acquired Mergers & Calpipe and Rocky Mountain Colby Pipe Acquisitions + Increased product offering and footprint in cable management – acquired Marco, Vergokan, and U.S. Tray + Expanded conduit and fittings portfolio – acquired SCI and Flexicon Exited over $400 million in breakeven proforma revenue ‒ Ceased operations for fence and sprinkler businesses Divestitures ‒ Sold Flexhead and high strength steel facility in Pennsylvania ‒ Closed manufacturing locations in Brazil and France 9

Strong business foundation supports future investment Investment highlights ▪ The Atkore Business System is the foundation of our operating performance ▪ Strong brands and leading market positions in key product categories that are all around you every day ▪ Solid financial and operating results across volatile market environments ▪ Disciplined approach to capital deployment with a demonstrated history of M&A success ▪ Continuing to build upon positive operational and financial results from Q3 2019 into the future 10

Third Quarter 2019 Earnings Presentation As presented on August 7, 2019

Consolidated Atkore Q3 2019 Highlights Delivered Adjusted EBITDA above prior Q3 Net Sales Bridge guidance range $498M $3 $13 $493M Volume $2 Solid volume growth in key electrical focus growth in electrical $18 categories offset by project delays in mechanical business Increasing full year Adjusted EBITDA outlook 2018 Volume/Mix Price M&A FX 2019 Q3 Adjusted EBITDA Bridge Acquired the assets of United Structural $6 Products (“US Tray”), to strengthen Atkore’s $88M $2 $1 $2 $2 position as a leader in the cable tray industry $77M Productivity gains across businesses 2018 Volume/Mix Price M&A Productivity/ FX 2019 vs. Cost Investment/ Inflation 12

Consolidated Atkore Q3 2019 Financial Summary Q3 Q3 Y/Y Net Sales Growth Change Organic Growth (3.1%) ($’s in millions) 2019 2018 Acquisitions/Divestitures +2.5% Net Sales $493.5 $498.0 (0.9%) FX (0.3%) Operating Income $59.2 $55.2 +7.4% Total (0.9%) Net Income $36.6 $34.2 +6.9% Adjusted EBITDA(1) $88.5 $76.7 +15.4% Net Income Margin 7.4% 6.9% +50 bps Adjusted EBITDA 17.9% 15.4% +250 bps Margin(2) Net Income per $0.75 $0.70 +7.1% Share (Diluted) Adjusted Net Income $1.04 $0.86 +20.9% per Share(1) (Diluted) (1) See non-GAAP reconciliation in appendix (2) Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales 13

Electrical Raceway Q3 Highlights Earnings growth driven by productivity Q3 Q3 Y/Y 2019 2018 Change improvements and operational efficiency gains ($’s in millions) Net Sales $373.2 $370.3 +0.8% Two new product introductions in the quarter; Adjusted EBITDA $76.7 $74.5 +3.0% solid volume growth from focus categories Adjusted EBITDA 20.6% 20.1% +50 bps Margin Integration plan for US Tray on track Q3 Net Sales Bridge $10 Market activity continues to support 2%+ $13 $370M $373M growth expectations $2 $18 2018 Volume/Mix Price M&A FX 2019 14

Mechanical Products & Solutions Q3 Highlights Adjusted EBITDA margin up 770 basis points Q3 Q3 Y/Y 2019 2018 Change from third quarter 2018 ($’s in millions) Net Sales $120.6 $128.2 (6.0%) Focus on margin management Adjusted EBITDA $20.6 $12.0 +71.4% Adjusted EBITDA 17.1% 9.4% +770 bps Operational improvement initiatives driving Margin sustainable productivity gains Q3 Net Sales Bridge Several large renewable energy projects just $128M starting to ramp volume after experiencing $0 $0 $0 $121M previous delays $7 2018 Volume/Mix Price M&A FX 2019 15

Key Balance Sheet and Cash Flow Metrics Metrics Leverage Ratio(1) ($’s in millions) 6/28/2019 Cash and cash equivalents $100.7 Total Debt $884.5 3.1 Net Debt $783.8 2.9 2.9 2.8 YTD Net cash from operating $120.2 activities 2.6 TTM Adjusted EBITDA(1) $306.7 Leverage Ratio(1) Total debt / TTM Adjusted EBITDA(1) 2.9 Net debt / TTM Adjusted EBITDA(1) 2.6 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Leverage ratio continues to improve; approaching long-term target of ~2x (1) Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, Exhibit 99.1 to form 8-K filed May 7, 2019, Exhibit 99.1 to form 8-K filed February 6, 2019, Exhibit 99.1 to form 8-K filed November 28, 2018 or Exhibit 99.1 to form 8-K filed August 7, 2018. 16

2019 Financial Outlook Summary Updated Changes to Q4 2019 FY19 FY19 Electrical Raceway Volume +2% - / (2%) Segment Adjusted EBITDA* $74 - $79M $287 - $292M +$7M / +$2M Volume (1%) - flat (1%) / (2%) Mechanical Products & Solutions Segment Adjusted EBITDA* $13 - $17M $62 - $66M +$5M / +$4M Adjusted EBITDA* $81 - $86M $317 - $322M +$17M / +$12M Adjusted EPS* $0.94 - $1.02 $3.55 - $3.63 +$0.30 / +$0.23 Consolidated Atkore Interest Expense $13M $52M - Tax Rate 25% 25% - Capital $10 - $15M $32 - $37M ($3M) / ($3M) Expenditures Diluted Shares** 47 47 (1) * Reconciliation of the forward-looking full-year 2019 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. 17 ** Represents weighted-average shares outstanding in millions used in calculation of Adjusted EPS guidance.

Appendix

Segment Information Three months ended June 28, 2019 June 29, 2018 Adjusted Adjusted EBITDA EBITDA (in thousands) Net sales Adjusted EBITDA Margin Net sales Adjusted EBITDA Margin Electrical Raceway $ 373,229 $ 76,721 20.6% $ 370,333 $ 74,461 20.1 % Mechanical Products & Solutions 120,596 20,595 17.1% 128,239 12,013 9.4 % Eliminations (334) (558) Consolidated operations $ 493,491 $ 498,014 Nine months ended June 28, 2019 June 29, 2018 Adjusted Adjusted EBITDA EBITDA (in thousands) Net sales Adjusted EBITDA Margin Net sales Adjusted EBITDA Margin Electrical Raceway $ 1,070,149 $ 212,585 19.9% $ 1,011,643 $ 187,025 18.5 % Mechanical Products & Solutions 345,599 48,903 14.2% 347,123 39,544 11.4 % Eliminations (920) (1,194) Consolidated operations $ 1,414,828 $ 1,357,572 19

Adjusted Earnings Per Share Reconciliation Consolidated Atkore International Group Inc. Three months ended Nine months ended (in thousands, except per share data) June 28, 2019 June 29, 2018 June 28, 2019 June 29, 2018 Net income $ 36,550 $ 34,199 $ 93,054 $ 103,946 Stock-based compensation 4,120 3,494 8,936 9,828 Intangible asset amortization 7,868 7,694 24,278 24,146 Gain on sale of a business — (838) — (27,575) Certain legal matters — — — 2,286 Other (a) 5,371 (352) 8,213 2,249 Pre-tax adjustments to net income 17,359 9,998 41,427 10,934 Tax effect (4,253) (2,599) (10,150) (2,843) Adjusted net income $ 49,656 $ 41,598 $ 124,331 $ 112,037 Weighted-Average Diluted Common Shares Outstanding 47,557 48,412 47,735 56,015 Net income per diluted share $ 0.75 $ 0.70 $ 1.90 $ 1.84 Adjusted net income per diluted share $ 1.04 $ 0.86 $ 2.60 $ 2.00 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. 20

Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore International Group Inc. Three months ended Nine months ended (in thousands) June 28, 2019 June 29, 2018 June 28, 2019 June 29, 2018 Net income $ 36,550 $ 34,199 $ 93,054 $ 103,946 Interest expense, net 12,789 12,442 38,277 28,322 Income tax expense 11,106 10,352 29,513 28,260 Depreciation and amortization 17,760 16,192 54,061 49,255 Restructuring and impairments 709 407 3,181 1,245 Stock-based compensation 4,120 3,494 8,936 9,828 Certain legal matters — — — 2,286 Transaction costs 76 768 363 2,676 Gain on sale of a business — (838) — (27,575) Other (a) 5,371 (352) 8,213 2,249 Adjusted EBITDA $ 88,481 $ 76,664 $ 235,598 $ 200,492 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. 21

Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore International Group Inc. TTM Three months ended December 28, September 30, (in thousands) June 28, 2019 June 28, 2019 March 29, 2019 2018 2018 Net income $ 125,753 $ 36,550 $ 29,555 $ 26,949 $ 32,699 Interest expense, net 50,649 12,789 13,328 12,160 12,372 Income tax expense 30,960 11,106 10,253 8,154 1,447 Depreciation and amortization 71,698 17,760 18,280 18,021 17,637 Restructuring and impairments 3,785 709 1,085 1,387 604 Stock-based compensation 13,772 4,120 1,834 2,982 4,836 Certain legal matters (7,119) — — — (7,119) Transaction costs 7,001 76 123 164 6,638 Gain on sale of a business — — — — — Other(a) 10,157 5,371 2,636 206 1,944 Adjusted EBITDA $ 306,656 $ 88,481 $ 77,094 $ 70,023 $ 71,058 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. 22

Net Debt to Total Debt and Leverage Ratio Consolidated Atkore International Group Inc. June 28, March 29, December 28, September 30, June 29, ($ in thousands) 2019 2019 2018 2018 2018 Short-term debt and current maturities of long- term debt $ — $ — $ 26,561 $ 26,561 $ 7,630 Long-term debt 884,503 884,095 878,094 877,686 898,509 Total debt 884,503 884,095 904,655 904,247 906,139 Less cash and cash equivalents 100,734 51,498 75,919 126,662 109,519 Net debt $ 783,769 $ 832,597 $ 828,736 $ 777,585 $ 796,620 TTM Adjusted EBITDA $ 306,656 $ 294,839 $ 283,086 $ 271,549 $ 260,054 Total debt/TTM Adjusted EBITDA 2.9 x 3.0 x 3.2 x 3.3 x 3.5 x Net debt/TTM Adjusted EBITDA 2.6 x 2.8 x 2.9 x 2.9 x 3.1 x 23